SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES AND EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): July 16, 2003
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                         FRONTIER FINANCIAL CORPORATION
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               (Exact Name of Registrant as Specified in Charter)

             Washington               000-15540              91-1223535
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 (State of other jurisdiction         (Commission       (IRS Employer Identi-
 of incorporation)                    File Number)       fication Number)

               332 SW Everett Mall Way, Everett, Washington 98204
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                (Address of principal executive offices/Zip Code)

        Registrants telephone number, including area code: (425) 514-0700
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    ITEM 7.      FINANCIAL STATEMENTS AND EXHIBITS
    (c)  Exhibit No.
                99 Press release issued by Frontier Financial Corporation on July 16, 2003, providing guidance on second quarter earnings.

    ITEM 9. REGULATION FD DISCLOSURE (INFORMATION PROVIDED UNDER ITEM 12 - RESULTS OF OPERATIONS AND FINANCIAL CONDITION).

    The information contained in this report is being furnished pursuant to Item 12 under Item 9 of this Form 8-K in accordance with SEC Release No. 34-47583.

    On July 16, 2003, Frontier Financial Corporation issued a press release providing guidance on second quarter earnings. A copy of the press release is attached to this report on Form 8-K as Exhibit 99.

                                   SIGNATURES
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         Pursuant to the requirements of the Securities Exchange Act of
    1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                     Dated:        July 16, 2003
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                             FRONTIER FINANCIAL CORPORATION

                           By: /s/ Michael J. Clementz
                               -------------------------------------------------
                                   Michael J. Clementz
                          Its:     President & CEO